Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Apple REIT Ten, Inc., (the “Company”) on Form 10-Q for the quarter ending March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2011, and for the period then ended.

/s/ GLADE M. KNIGHT

Glade M. Knight
Chief Executive Officer

May 6, 2011

/s/ BRYAN PEERY

Bryan Peery
Chief Financial Officer

May 6, 2011